Note 13 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended			24 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2016
Expected federal income tax expense	$ 2,994	$ 3,560	$ 1,553
Items affecting federal income tax:
State income taxes, net of federal income tax deduction	529	622	259
Tax exempt interest	(16)	(16)	(44)
Change in federal tax rate	1,062	0	0
Other, net	(167)	(44)	(157)
Income tax expense	$ 4,402	$ 4,122	$ 1,611	$ 4,122